Commitments	12 Months Ended
Dec. 31, 2017
Statement [Line Items]
Commitments [Text Block]

14. Commitments

Employment Agreement

The Company has an agreement (the “Employment Agreement”) dated October 1, 2007, and amended July 31, 2008, with an officer of the Company under which the Company pays a fee for employee services at a base salary of $220,000 per annum. On April 30, 2010, the Board of Directors passed a resolution to increase this to $250,000 per annum and on May 13, 2011 passed a resolution to increase this to $275,000 per annum. The employee is entitled to receive options under the terms and conditions of the Company’s stock option plan. The employee will serve as the President and Chief Executive Officer of the Company. On April 5, 2012, the employment agreement was extended for an additional two years under the same terms. On April 5, 2014, the employment agreement was extended for an additional three years under the same terms. On April 5, 2017, the employment agreement was extended for an additional three years under the same terms.

Pursuant to the Employment Agreement, the Company has committed to granting 500,000 stock options based on the Company achieving certain consolidated net revenue targets. The exercise price and term of the options will be set at time the targets are met.

The employee has the right, upon 30 -days’ notice, to terminate the Employment Agreement. The Company may terminate the Employment Agreement on 10 -days’ notice if for cause or on 60 days’ notice if without cause. Should the Company terminate the contract without cause, it is obligated to pay the employee an amount equal to three month’s base salary.

License Agreement

In 2004, the Company entered into a License Agreement with a university under which the university is entitled to receive: (i) 2% of the Company’s adjusted gross sales as defined in the License Agreement, and (ii) 2% of the adjusted gross sales of any sub licensee as defined in the License Agreement. The License Agreement gives the Company an exclusive license to a certain United States patent and the related technology for low temperature growth of inorganic materials from solution using catalyzed growth and re-growth.

Research and Development Facility Lease

On June 1, 2013, the Company entered into a new two-year lease for its research and development facility in Rochester, New York. The Company will pay a base rent of $103,596 per year in monthly installments of $8,633. On June 26, 2015, the Company extended the lease from July 1, 2015 to June 30, 2017 at a base rent of $105,212 per year in monthly installments of $8,768. This lease was extended for another three years expiring on June 30, 2020. Base annual rent for the years ending June 30, 2018, 2019, and 2020 is $108,312, $109,474, and $110,637, respectively.

Patent License Agreement

On December 9, 2011, the Company entered into a Patent License Agreement to use certain licensed patents. The Company is required to pay an annual fee of $25,000 for as long as the Company uses the patents.